UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

Deep Medicine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Madison Avenue, 12th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DMAQ	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Class A Common Stock	DMAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 15, 2023, Deep Medicine Acquisition Corp., a Delaware corporation (the “Company”) received approval (the “Approval”) from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market (the “Nasdaq”) that the Company’s application to transfer the listing of its Class A common stock and rights from the Nasdaq Global Market to the Nasdaq Capital Market has been approved. The Class A common stock and rights will be transferred to the Nasdaq Capital Market at the opening of business on February 17, 2023. The Company’s Class A common stock and rights will continue to trade under the symbol “DMAQ” and “DMAQR,” respectively. The Nasdaq Capital Market operates in substantially the same manner as the Nasdaq Global Market, and listed companies must meet certain financial requirements and comply with Nasdaq’s corporate governance requirements.

As previously disclosed, the Company received a letter from Nasdaq on January 22, 2023 indicating that the Company, following the stockholder redemptions at its last stockholder meeting, is not in compliance with Listing Rule 5450(b)(2), due to the Company’s failure to meet the minimum 1,100,000 publicly held shares requirement for continued listing on the Nasdaq Global Market. Upon the transfer of listing of the Company’s securities on the Nasdaq Capital Market on February 17, 2023, such deficiency would be resolved.

On February 16, 2023, the Company issued a press release announcing its listing transfer to the Nasdaq Capital Market, which is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2023	DEEP MEDICINE ACQUISITION CORP.

	By:	/s/ Humphrey P. Polanen
	Name:	Humphrey P. Polanen
	Title:	Chief Executive Officer